UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21128

Legg Mason Partners Variable Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2011

Annual

Repor t

Legg Mason

ClearBridge

Variable Equity
Income Builder
Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason ClearBridge Variable Equity Income Builder Portfolio

Portfolio objectives

The Portfolio’s primary investment objective is to provide a high level of current income. Long-term capital appreciation is its secondary objective.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason ClearBridge Variable Equity Income Builder Portfolio for the twelve-month reporting period ended December 31, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 27, 2012

Legg Mason ClearBridge Variable Equity Income Builder Portfolio	III

Investment commentary

Economic review

Economic growth in the U.S. accelerated over the twelve months ended December 31, 2011. However, the pace of the expansion was less robust than during most other periods exiting a severe recession. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 0.4% and 1.3% in the first and second quarters of 2011, respectively. Third quarter GDP growth then rose to 1.8%. The economy then gathered further momentum late in the year, as the Commerce Department’s initial estimate for fourth quarter GDP growth was 2.8% — the fastest pace since the second quarter of 2010. This was attributed, in part, to higher consumer spending, which rose 2.0% in the fourth quarter, versus 1.7% and 0.7% gains in the third and second quarters, respectively.

Two factors holding back the economy were the weak job market and continued strains in the housing market. While there was some improvement in early 2011 and late in the reporting period, unemployment remained elevated. When 2011 began, unemployment, as reported by the U.S. Department of Labor, was 9.4%. After dipping below 9.0% in March 2011 (to 8.9%), unemployment moved back to 9.0% in April. Unemployment stayed above 9.0% over the next five months before declining to 8.9% in October. Unemployment then fell to 8.6% in November and 8.5% in December, the latter being the lowest rate since February 2009. The housing market showed some encouraging signs, although home prices still appear to be searching for a bottom. Looking back, existing-home sales moved somewhat higher in January 2011, according to the National Association of Realtors (“NAR”). Existing-home sales then fluctuated over the next eight months before rising during each of the last three months of the year. In addition, the year ended with the lowest inventory of unsold homes since April 2006. However, existing-home prices remained weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $164,500 in December 2011, down 2.5% from December 2010.

While the manufacturing sector continued to expand, it experienced a soft patch during a portion of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in February 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 61.4 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then generally moderated over the next several months and was 50.6 in August 2011, its lowest reading in two years. However, the manufacturing sector gained some momentum late in the period and ended December at 53.9, its highest reading in the last six months.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In addition, in August 2011, the Fed declared its intention to keep the federal funds rate steady until mid-2013. Then, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). At its meeting in December, the Fed potentially opened the door to another round of quantitative easing in 2012, saying it is “prepared to employ its tools to promote a stronger economic recovery in a context of price stability.” Finally, in January 2012 (after the reporting period ended), the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including

IV	Legg Mason ClearBridge Variable Equity Income Builder Portfolio

Investment commentary (cont’d)

low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

January 27, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Legg Mason ClearBridge Variable Equity Income Builder Portfolio 2011 Annual Report	1

Portfolio overview

Q. What is the Portfolio’s investment strategy?

A. The Portfolio’s primary investment objective is to provide a high level of current income. Long-term capital appreciation is its secondary objective. We believe that high-quality companies with strong balance sheets coupled with strong dividend profiles are attractive candidates for long-term investment. Our philosophy tends to focus on identifying companies that demonstrate industry leadership or that are improving their competitive position through innovation. We typically emphasize dividend-paying equity securities, with current dividend levels being the main focus and dividend growth over time being secondary. The Portfolio may invest in issuers of any size.

Under normal circumstances, the Portfolio invests at least 80% of the value of its net assets in equity securities or other investments with similar economic characteristics. A significant portion of the portfolio consists of equity securities that pay dividends. The Portfolio may invest up to 50% of its net assets in equity securities of foreign issuers. The foreign issuers in which the Portfolio may invest include issuers that are organized outside the United States and conduct their operations in the United States and other countries (commonly known as “multi-national companies”) and other foreign issuers with market capitalizations generally of at least $10 billion.

The Portfolio may invest in fixed-income securities (up to 20% of the Portfolio’s net assets) when we believe such securities provide attractive income opportunities. The Portfolio may invest in fixed-income securities of any quality, including lower-rated, higher-yielding debt securities. While the Portfolio mainly invests in equity securities that pay dividends, its flexible mandate provides us with an extended set of investment opportunities to help generate current income.

Q. What were the overall market conditions during the Portfolio’s reporting period?

A. It’s our view that the biggest issue for the markets over the past year was not the jobless rate, the European debt crisis, or the possible slowdown in China. Rather, it was the remarkable and disturbing volatility of all the financial markets that was most responsible for keeping both individuals and professional investors either very cautious and/or out of stocks entirely. According to the best information we can gather, the last time volatility was as high as it was during the reporting period was in the 1930s.

While the economy was not as dire as it was eighty years ago, clearly this ongoing recession, which is the product of the collapse of a world-wide debt bubble, has had more in common with the 1930s than with any other post-World War II contraction. We believe that the removal of certain safeguards and reforms from the Great Depression has contributed greatly to the wild market fluctuations and the resulting anxieties. In particular, we think the overturn of the Glass-Steagall Act’s banking regulations, the abolition of the uptick rule on short selling, and sophisticated rapid computer trading that can exacerbate market moves are responsible agents for much of the equity market volatility. This volatility, combined with the ominous headlines out of Europe, has sent potential investors fleeing to the safety of minimal return Treasury securities.

For the first time since the 1950s, high-quality stocks have offered greater up-front yields than fixed-income securities. As a result of the decade-long economic and stock market malaise, valuations on many stocks have been quite reasonable, one of the reasons that, despite the rash of bad news in 2011, the popular stock averages have not caved in. Despite yields that are attractive on both an absolute and relative

2	Legg Mason ClearBridge Variable Equity Income Builder Portfolio 2011 Annual Report

Portfolio overview (cont’d)

basis, and despite attractive valuations, investors continued to abandon the market.

Q. How did we respond to these changing market conditions?

A. Given all of the turmoil in the world, our main themes over the period and beyond have been to emphasize what we believe are high-quality stocks and dividend growth. We saw no reasons to change those approaches during the period. We continued to feel that high-quality stocks with the ability to pay a rising stream of dividends, despite stomach-churning dips, have remained the asset category of choice in a very difficult environment.

Performance review

For the twelve months ended December 31, 2011, Class I shares of Legg Mason ClearBridge Variable Equity Income Builder Portfolio1 returned 7.90%. The Portfolio’s unmanaged benchmark, the Russell 3000 Value Indexi, returned -0.10% for the same period. The Lipper Variable Mixed-Asset Target Allocation Growth Funds Category Average2 returned -1.47% over the same time frame.

Performance Snapshot as of December 31, 2011 (unaudited)
	6 months	12 months
Legg Mason ClearBridge Variable Equity Income Builder Portfolio[1]:
Class I	1.11%	7.90%
Class II	1.07%	7.71%
Russell 3000 Value Index	-5.52%	-0.10%
Lipper Variable Mixed-Asset Target Allocation Growth Funds Category Average[2]	-6.18%	-1.47%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Portfolio performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2011, the gross total annual operating expense ratios for Class I and Class II shares were 0.90% and 1.13%, respectively.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 292 funds for the six-month period and among the 265 funds for the twelve-month period in the Portfolio’s Lipper category.

Legg Mason ClearBridge Variable Equity Income Builder Portfolio 2011 Annual Report	3

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 0.88% for Class I shares and 1.03% for Class II shares. These expense limitation arrangements cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expenses incurred.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Portfolio had positive returns in eight out of ten economic sectors during the reporting period, with the greatest contributions to returns coming from the Energy, Consumer Staples and Utilities sectors.

Relative to the benchmark Russell 3000 Value Index, both the Portfolio’s overall stock selection and its overall sector allocation contributed to its performance for the period. In particular, the Portfolio’s stock selection in the Information Technology (“IT”), Energy, Financials, Industrials, Telecommunication Services, Health Care, Consumer Discretionary, Materials and Consumer Staples sectors made significant contributions to relative performance for the period. As for allocation, underweights to the Financials and Energy sectors and overweights to the Consumer Staples and Utilities sectors also significantly aided relative performance.

In terms of individual Portfolio holdings, leading contributors to performance for the period included positions in Bristol-Myers Squibb Co. in the Health Care sector, Exxon Mobil Corp. and Spectra Energy Corp., both in the Energy sector, Kimberly-Clark Corp. in the Consumer Staples sector, and Verizon Communications Inc. in the Telecommunication Services sector

Q. What were the leading detractors from performance?

A. On an absolute basis, the Portfolio had losses in two out of ten sectors during the reporting period, with the Financials and Materials sectors detracting from performance.

Relative to the benchmark Russell 3000 Value Index, the Portfolio’s underweight to the Health Care sector and its overweight to the IT sector both detracted from performance for the period.

In terms of individual Portfolio holdings, leading detractors from performance for the period included positions in First Niagara Financial Group Inc., MetLife Inc., New York Community Bancorp Inc. and Chimera Investment Corp., all in the Financials sector, as well as Xerox Corp. in the IT sector.

Q. Were there any significant changes to the Portfolio during the reporting period?

A. Over the course of the reporting period, we established a number of new positions, with some of the largest in National Grid PLC, UGI Corp. and Brookfield Infrastructure Partners L.P. in the Utilities sector, Anheuser-Busch InBev N.V. ADR in the Consumer Staples sector, Berkshire Hathaway Inc. Class B and Wells Fargo & Co. in the Financials sector, Comcast Corp. Class A Special in the Consumer Discretionary sector, Google Inc. Class A and QUALCOMM Inc. in the IT sector, and International Paper Co. in the Materials sector.

We also closed a number of existing positions, including those in Total S.A. ADR in

4	Legg Mason ClearBridge Variable Equity Income Builder Portfolio 2011 Annual Report

Portfolio overview (cont’d)

the Energy sector, McDonald’s Corp. and Reed Elsevier PLC in the Consumer Discretionary sector, El Paso Corp. and ONEOK Inc. in the Utilities sector, CVS Caremark Corp. in the Consumer Staples sector, GlaxoSmithKline PLC ADR in the Health Care sector, Alexander & Baldwin Inc. in the Industrials sector, International Business Machines Corp. in the IT sector, and Nucor Corp. in the Materials sector.

Thank you for your investment in Legg Mason ClearBridge Variable Equity Income Builder Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Michael Clarfeld, CFA

Portfolio Manager

ClearBridge Advisors, LLC

Harry D. “Hersh” Cohen

Portfolio Manager

ClearBridge Advisors, LLC

Peter Vanderlee, CFA

Portfolio Manager

ClearBridge Advisors, LLC

January 17, 2012

RISKS: Equity securities are subject to price fluctuation and possible loss of principal. International investments are subject to special risks including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. Real estate investment trusts (“REITs”) are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks. Investments in fixed-income securities are subject to interest rate, credit, inflation and reinvestment risks, and possible loss of principal. As interest rates rise, the value of fixed-income securities falls. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Dividends are not guaranteed, and a company may reduce or eliminate its dividend at any time. Please see the Portfolio’s prospectus for a more complete discussion of these and other risks, and the Portfolio’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2011 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Portfolio’s top ten holdings (as a percentage of net assets) as of this date were: Exxon Mobil Corp. (3.4%), Waste Management Inc. (3.1%), Verizon Communications Inc. (3.0%), Procter & Gamble Co. (3.0%), Microsoft Corp. (2.8%), Wal-Mart Stores Inc. (2.6%), H.J. Heinz Co. (2.6%), Kimberly-Clark Corp. (2.6%), Bristol-Myers Squibb Co. (2.6%) and Apple Inc. (2.4%). Please refer to pages 10 through 14 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2011 were: Information Technology (15.5%), Financials (14.3%), Consumer Staples (12.9%), Industrials (12.3%) and Energy (9.8%). The Portfolio’s composition is subject to change at any time.

Legg Mason ClearBridge Variable Equity Income Builder Portfolio 2011 Annual Report	5

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

6	Legg Mason ClearBridge Variable Equity Income Builder Portfolio 2011 Annual Report

Portfolio at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Portfolio’s investments as of December 31, 2011 and December 31, 2010. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

Legg Mason ClearBridge Variable Equity Income Builder Portfolio 2011 Annual Report	7

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, service and/or distribution (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2011 and held for the six months ended December 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class I	1.11%	$1,000.00	$1,011.10	0.83%	$4.21	Class I	5.00%	$1,000.00	$1,021.02	0.83%	$4.23
Class II	1.07	1,000.00	1,010.70	0.98	4.97	Class II	5.00	1,000.00	1,020.27	0.98	4.99

[1]	For the six months ended December 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total return does not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total return. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Legg Mason ClearBridge Variable Equity Income Builder Portfolio 2011 Annual Report

Portfolio performance (unaudited)

Average annual total returns[1]
	Class I	Class II
Twelve Months Ended 12/31/11	7.90%	7.71%
Five Years Ended 12/31/11	N/A	0.29
Inception* through 12/31/11	-0.46	4.92

Cumulative total returns[1]
Class I (Inception date of 4/27/07 through 12/31/11)	-2.15%
Class II (Inception date of 10/1/02 through 12/31/11)	55.97

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception dates for Class I and Class II shares are April 27, 2007 and October 1, 2002, respectively.

Legg Mason ClearBridge Variable Equity Income Builder Portfolio 2011 Annual Report	9

Historical performance

Value of $10,000 invested in

Class II Shares of Legg Mason ClearBridge Variable Equity Income Builder Portfolio vs. Russell 3000 Value Index† — October 1, 2002 - December 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class II shares of Legg Mason ClearBridge Variable Equity Income Builder Portfolio at inception on October 1, 2002, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2011. The hypothetical illustration also assumes a $10,000 investment in the Russell 3000 Value Index. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Portfolio’s other class may be greater or less than the Class II shares’ performance indicated on this chart, depending on whether greater or lesser fees were incurred by shareholders investing in the other class. Prior to November 2, 2009, the Portfolio followed different investment strategies under the name “Legg Mason Partners Variable Capital and Income Portfolio”.

10	Legg Mason ClearBridge Variable Equity Income Builder Portfolio 2011 Annual Report

Schedule of investments

December 31, 2011

Legg Mason ClearBridge Variable Equity Income Builder Portfolio

Security	Shares	Value
Common Stocks — 92.4%
Consumer Discretionary — 7.7%
Auto Components — 1.0%
Johnson Controls Inc.	88,350	$2,761,821
Household Durables — 0.6%
Whirlpool Corp.	34,700	1,646,515
Media — 3.3%
Comcast Corp., Special Class A Shares	185,000	4,358,600
Time Warner Inc.	138,840	5,017,678
Total Media		9,376,278
Specialty Retail — 2.8%
Home Depot Inc.	127,840	5,374,393
Staples Inc.	189,530	2,632,572
Total Specialty Retail		8,006,965
Total Consumer Discretionary		21,791,579
Consumer Staples — 12.9%
Beverages — 2.0%
Anheuser-Busch InBev NV, ADR	93,000	5,672,070
Food & Staples Retailing — 2.6%
Wal-Mart Stores Inc.	125,000	7,470,000
Food Products — 2.6%
H.J. Heinz Co.	137,910	7,452,656
Household Products — 5.7%
Kimberly-Clark Corp.	100,000	7,356,000
Procter & Gamble Co.	128,760	8,589,580
Total Household Products		15,945,580
Total Consumer Staples		36,540,306
Energy — 9.4%
Oil, Gas & Consumable Fuels — 9.4%
Chevron Corp.	63,634	6,770,658
ConocoPhillips	20,090	1,463,958
Devon Energy Corp.	42,500	2,635,000
Exxon Mobil Corp.	114,662	9,718,751
Spectra Energy Corp.	190,000	5,842,500
Total Energy		26,430,867
Financials — 12.9%
Capital Markets — 1.2%
BlackRock Inc.	19,080	3,400,819

See Notes to Financial Statements.

Legg Mason ClearBridge Variable Equity Income Builder Portfolio 2011 Annual Report	11

Legg Mason ClearBridge Variable Equity Income Builder Portfolio

Security	Shares	Value
Commercial Banks — 1.3%
Wells Fargo & Co.	130,000	$3,582,800
Diversified Financial Services — 2.2%
Citigroup Inc.	25,000	657,750
JPMorgan Chase & Co.	169,667	5,641,428
Total Diversified Financial Services		6,299,178
Insurance — 3.9%
Berkshire Hathaway Inc., Class B Shares	65,000	4,959,500	*
Travelers Cos. Inc.	104,000	6,153,680
Total Insurance		11,113,180
Real Estate Investment Trusts (REITs) — 1.7%
Annaly Capital Management Inc.	162,310	2,590,468
Chimera Investment Corp.	539,600	1,354,396
Westfield Group	90,000	718,926
Total Real Estate Investment Trusts (REITs)		4,663,790
Thrifts & Mortgage Finance — 2.6%
First Niagara Financial Group Inc.	291,020	2,511,502
New York Community Bancorp Inc.	163,440	2,021,753
People’s United Financial Inc.	226,320	2,908,212
Total Thrifts & Mortgage Finance		7,441,467
Total Financials		36,501,234
Health Care — 5.9%
Pharmaceuticals — 5.9%
Bristol-Myers Squibb Co.	206,260	7,268,603
Johnson & Johnson	81,660	5,355,263
Pfizer Inc.	188,430	4,077,625
Total Health Care		16,701,491
Industrials — 12.3%
Aerospace & Defense — 3.0%
Honeywell International Inc.	51,202	2,782,829
Lockheed Martin Corp.	35,000	2,831,500
Raytheon Co.	59,300	2,868,934
Total Aerospace & Defense		8,483,263
Air Freight & Logistics — 1.9%
United Parcel Service Inc., Class B Shares	73,500	5,379,465
Commercial Services & Supplies — 3.1%
Waste Management Inc.	265,000	8,668,150
Industrial Conglomerates — 3.2%
3M Co.	49,110	4,013,760

See Notes to Financial Statements.

12	Legg Mason ClearBridge Variable Equity Income Builder Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Legg Mason ClearBridge Variable Equity Income Builder Portfolio

Security	Shares	Value
Industrial Conglomerates — continued
General Electric Co.	210,500	$3,770,055
United Technologies Corp.	17,300	1,264,457
Total Industrial Conglomerates		9,048,272
Machinery — 1.1%
Deere & Co.	20,000	1,547,000
Eaton Corp.	35,000	1,523,550
Total Machinery		3,070,550
Total Industrials		34,649,700
Information Technology — 14.3%
Communications Equipment — 1.0%
Comverse Technology Inc.	108	7,231
QUALCOMM Inc.	53,000	2,899,100
Total Communications Equipment		2,906,331
Computers & Peripherals — 2.4%
Apple Inc.	16,890	6,840,450	*
Internet Software & Services — 1.5%
Google Inc., Class A Shares	6,700	4,327,530	*
IT Services — 2.7%
Automatic Data Processing Inc.	72,870	3,935,708
Paychex Inc.	117,780	3,546,356
Total IT Services		7,482,064
Office Electronics — 1.0%
Xerox Corp.	363,600	2,894,256
Semiconductors & Semiconductor Equipment — 2.1%
Intel Corp.	126,780	3,074,415
Microchip Technology Inc.	77,940	2,854,942
Total Semiconductors & Semiconductor Equipment		5,929,357
Software — 3.6%
Microsoft Corp.	306,951	7,968,448
Oracle Corp.	82,000	2,103,300
Total Software		10,071,748
Total Information Technology		40,451,736
Materials — 3.9%
Chemicals — 2.2%
E.I. du Pont de Nemours & Co.	70,000	3,204,600
PPG Industries Inc.	35,800	2,988,942
Total Chemicals		6,193,542

See Notes to Financial Statements.

Legg Mason ClearBridge Variable Equity Income Builder Portfolio 2011 Annual Report	13

Legg Mason ClearBridge Variable Equity Income Builder Portfolio

Security		Shares	Value
Metals & Mining — 0.7%
BHP Billiton PLC, ADR		34,000	$1,985,260
Paper & Forest Products — 1.0%
International Paper Co.		100,100	2,962,960
Total Materials			11,141,762
Telecommunication Services — 6.2%
Diversified Telecommunication Services — 5.9%
AT&T Inc.		220,600	6,670,944
Verizon Communications Inc.		214,500	8,605,740
Windstream Corp.		126,500	1,485,110
Total Diversified Telecommunication Services			16,761,794
Wireless Telecommunication Services — 0.3%
Vodafone Group PLC, ADR		26,737	749,438
Total Telecommunication Services			17,511,232
Utilities — 6.9%
Electric Utilities — 1.9%
American Electric Power Co. Inc.		117,480	4,853,099
NextEra Energy Inc.		8,250	502,260
Total Electric Utilities			5,355,359
Gas Utilities — 1.8%
UGI Corp.		175,000	5,145,000
Multi-Utilities — 3.2%
CenterPoint Energy Inc.		115,000	2,310,350
National Grid PLC		673,920	6,541,236
Total Multi-Utilities			8,851,586
Total Utilities			19,351,945
Total Common Stocks (Cost — $226,511,274)			261,071,852

	Rate
Convertible Preferred Stocks — 2.8%
Consumer Discretionary — 0.4%
Automobiles — 0.4%
General Motors Co.	4.750%	29,490	1,010,033
Financials — 1.0%
Insurance — 1.0%
Metlife Inc.	5.000%	45,360	2,795,083
Utilities — 1.4%
Electric Utilities — 1.4%
NextEra Energy Inc.	7.000%	75,000	3,997,500
Total Convertible Preferred Stocks (Cost — $9,026,617)			7,802,616

See Notes to Financial Statements.

14	Legg Mason ClearBridge Variable Equity Income Builder Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Legg Mason ClearBridge Variable Equity Income Builder Portfolio

Security			Shares	Value
Master Limited Partnerships — 1.7%
Global Infrastructure — 1.7%
Brookfield Infrastructure Partners LP (Cost — $4,363,868)			176,130	$4,878,801

	Rate	Maturity Date	Face Amount
Convertible Bonds & Notes — 1.2%
Information Technology — 1.2%
Internet Software & Services — 1.2%
VeriSign Inc., Junior Subordinated Notes (Cost — $2,256,572)	3.250%	8/15/37	$2,835,000	3,402,000
Corporate Bonds & Notes — 0.8%
Energy — 0.4%
Oil, Gas & Consumable Fuels — 0.4%
Southern Union Co., Junior Subordinated Notes	7.200%	11/1/66	1,045,000	979,687	(a)
Financials — 0.4%
Diversified Financial Services — 0.4%
PPL Capital Funding Inc., Junior Subordinated Notes	6.700%	3/30/67	1,200,000	1,171,871	(a)
Total Corporate Bonds & Notes (Cost — $2,056,009)				2,151,558
Total Investments before Short-Term Investments (Cost — $244,214,340)				279,306,827
Short-Term Investments — 0.9%
Repurchase Agreements — 0.9%
Interest in $200,000,000 joint tri-party repurchase agreement dated 12/30/11 with RBS Securities Inc.; Proceeds at maturity — $2,473,014; (Fully collateralized by U.S. government obligations, 1.375% to 4.375% due 11/30/15 to 11/15/39; Market value — $2,522,466) (Cost — $2,473,000)	0.050%	1/3/12	2,473,000	2,473,000
Total Investments — 99.8% (Cost — $246,687,340#)				281,779,827
Other Assets in Excess of Liabilities — 0.2%				689,524
Total Net Assets — 100.0%				$282,469,351

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

#	Aggregate cost for federal income tax purposes is $250,281,939.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

Legg Mason ClearBridge Variable Equity Income Builder Portfolio 2011 Annual Report	15

Statement of assets and liabilities

December 31, 2011

Assets:
Investments, at value (Cost — $246,687,340)	$281,779,827
Cash	29
Dividends and interest receivable	833,703
Receivable for Portfolio shares sold	281,219
Prepaid expenses	5,033
Total Assets	282,899,811

Liabilities:
Investment management fee payable	177,248
Payable for Portfolio shares repurchased	117,394
Service and/or distribution fees payable	22,500
Trustees’ fees payable	1,177
Foreign currency overdraft, at value (Cost — $5)	5
Accrued expenses	112,136
Total Liabilities	430,460
Total Net Assets	$282,469,351

Net Assets:
Par value (Note 7)	$270
Paid-in capital in excess of par value	345,606,121
Undistributed net investment income	1,077,085
Accumulated net realized loss on investments and foreign currency transactions	(99,305,077)
Net unrealized appreciation on investments and foreign currencies	35,090,952
Total Net Assets	$282,469,351

Shares Outstanding:
Class I	9,854,727
Class II	17,126,062

Net Asset Value:
Class I	$10.45
Class II	$10.48

See Notes to Financial Statements.

16	Legg Mason ClearBridge Variable Equity Income Builder Portfolio 2011 Annual Report

Statement of operations

For the Year Ended December 31, 2011

Investment Income:
Dividends	$9,764,042
Interest	1,126,375
Less: Foreign taxes withheld	(59,090)
Total Investment Income	10,831,327

Expenses:
Investment management fee (Note 2)	2,063,387
Service and/or distribution fees (Notes 2 and 5)	436,765
Shareholder reports	51,307
Legal fees	41,247
Audit and tax	34,300
Fund accounting fees	27,514
Trustees’ fees	23,939
Transfer agent fees (Note 5)	14,305
Insurance	6,668
Custody fees	6,241
Miscellaneous expenses	2,912
Total Expenses	2,708,585
Less: Fee waivers and/or expense reimbursements (Note 5)	(174,706)
Net Expenses	2,533,879
Net Investment Income	8,297,448

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	14,726,934
Foreign currency transactions	(1,991)
Net Realized Gain	14,724,943
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(5,165,367)
Foreign currencies	(1,535)
Change in Net Unrealized Appreciation (Depreciation)	(5,166,902)
Net Gain on Investments and Foreign Currency Transactions	9,558,041
Increase in Net Assets from Operations	$17,855,489

See Notes to Financial Statements.

Legg Mason ClearBridge Variable Equity Income Builder Portfolio 2011 Annual Report	17

Statements of changes in net assets

For the Years Ended December 31,	2011	2010

Operations:
Net investment income	$8,297,448	$8,490,289
Net realized gain	14,724,943	6,165,812
Change in net unrealized appreciation (depreciation)	(5,166,902)	13,225,661
Proceeds from settlement of a regulatory matter	—	3,565	†
Increase in Net Assets From Operations	17,855,489	27,885,327

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(9,000,010)	(9,200,024)
Decrease in Net Assets From Distributions to Shareholders	(9,000,010)	(9,200,024)

Portfolio Share Transactions (Note 7):
Net proceeds from sale of shares	31,010,372	19,961,640
Reinvestment of distributions	9,000,010	9,200,024
Cost of shares repurchased	(62,281,831)	(37,284,484)
Net assets of shares issued in connection with merger (Note 8)	42,494,250	—
Increase (Decrease) in Net Assets From Portfolio Share Transactions	20,222,801	(8,122,820)
Increase in Net Assets	29,078,280	10,562,483

Net Assets:
Beginning of year	253,391,071	242,828,588
End of year*	$282,469,351	$253,391,071
* Includes undistributed net investment income of:	$1,077,085	$1,818,296

†	The Portfolio received $3,565 for Class II shares related to this distribution.

See Notes to Financial Statements.

18	Legg Mason ClearBridge Variable Equity Income Builder Portfolio 2011 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2011	2010	2009	2008	2007[2]

Net asset value, beginning of year	$10.01	$9.27	$7.79	$12.41	$14.82

Income (loss) from operations:
Net investment income	0.32	0.34	0.23	0.23	0.16
Net realized and unrealized gain (loss)	0.46	0.79	1.53	(4.50)	0.02
Total income (loss) from operations	0.78	1.13	1.76	(4.27)	0.18

Less distributions from:
Net investment income	(0.34)	(0.39)	(0.28)	(0.12)	(0.21)
Net realized gains	—	—	—	(0.23)	(2.38)
Total distributions	(0.34)	(0.39)	(0.28)	(0.35)	(2.59)

Net asset value, end of year	$10.45	$10.01	$9.27	$7.79	$12.41
Total return[3]	7.90%	12.26%	22.90%	(35.02)%	1.15%

Net assets, end of year (000s)	$102,983	$82,543	$85,386	$81,715	$157,968

Ratios to average net assets:
Gross expenses	0.83%	0.88%	0.87%	0.95%	0.80%[4]
Net expenses[5]	0.83 [6,7]	0.88 [6]	0.87 [6]	0.95	0.80 [4]
Net investment income	3.16	3.63	2.76	2.18	1.57 [4]

Portfolio turnover rate	47%	35%	153%[8]	153%[8]	282%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 27, 2007 (inception date) to December 31, 2007.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00% until May 1, 2011.

[7]

As a result of an expense limitation arrangement, effective May 1, 2011, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.88%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 171% and 174% for the years ended December 31, 2009 and 2008, respectively.

[9]	Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rate would have been 232% for the year ended December 31, 2007.

See Notes to Financial Statements.

Legg Mason ClearBridge Variable Equity Income Builder Portfolio 2011 Annual Report	19

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class II Shares[1]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$10.04	$9.28	$7.80	$12.42	$14.21

Income (loss) from operations:
Net investment income	0.30	0.33	0.22	0.23	0.21
Net realized and unrealized gain (loss)	0.47	0.79	1.53	(4.51)	0.56
Total income (loss) from operations	0.77	1.12	1.75	(4.28)	0.77

Less distributions from:
Net investment income	(0.33)	(0.36)	(0.27)	(0.11)	(0.18)
Net realized gains	—	—	—	(0.23)	(2.38)
Total distributions	(0.33)	(0.36)	(0.27)	(0.34)	(2.56)

Net asset value, end of year	$10.48	$10.04	$9.28	$7.80	$12.42
Total return[2]	7.71%	12.24%	22.66%	(35.04)%	5.36%

Net assets, end of year (000s)	$179,486	$170,848	$157,443	$130,092	$230,618

Ratios to average net assets:
Gross expenses	1.07%	1.13%	1.10%	1.19%	1.05%
Net expenses[3,4]	0.97 [5,6]	1.03 [5]	1.00 [5]	1.03 [7]	0.94 [7]
Net investment income	2.94	3.50	2.62	2.12	1.44

Portfolio turnover rate	47%	35%	153%[8]	153%[8]	282%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class II shares did not exceed 1.25% until May 1, 2011.

[6]

As a result of an expense limitation arrangement, effective May 1, 2011, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class II shares did not exceed 1.03%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[7]

As a result of a contractual expense limitation which commenced on April 30, 2007, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class II shares did not exceed 0.95%. This contractual expense limitation expired on May 1, 2008. Prior to April 30, 2007, there was a voluntary expense limitation in place of 1.00%.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 171% and 174% for the years ended December 31, 2009 and 2008, respectively.

[9]	Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rate would have been 232% for the year ended December 31, 2007.

See Notes to Financial Statements.

20	Legg Mason ClearBridge Variable Equity Income Builder Portfolio 2011 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason ClearBridge Variable Equity Income Builder Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Portfolio has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

Legg Mason ClearBridge Variable Equity Income Builder Portfolio 2011 Annual Report	21
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$261,071,852	—	—	$261,071,852
Convertible preferred stocks	7,802,616	—	—	7,802,616
Master limited partnerships	4,878,801	—	—	4,878,801
Convertible bonds & notes	—	$3,402,000	—	3,402,000
Corporate bonds & notes	—	2,151,558	—	2,151,558
Total long-term investments	$273,753,269	$5,553,558	—	$279,306,827
Short-term investments†	—	2,473,000	—	2,473,000
Total investments	$273,753,269	$8,026,558	—	$281,779,827

†	See Schedule of Investments for additional detailed categorizations.

For the year ended December 31, 2011, as a result of fair value pricing procedures for international equities utilized by the Portfolio, certain securities transferred in and out of Level 1 and Level 2 measurements during the year.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business

22	Legg Mason ClearBridge Variable Equity Income Builder Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Master limited partnerships. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign

Legg Mason ClearBridge Variable Equity Income Builder Portfolio 2011 Annual Report	23

withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Foreign investment risk. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Portfolio is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Portfolio to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Portfolio’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(h) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

24	Legg Mason ClearBridge Variable Equity Income Builder Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

(i) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Portfolio on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(j) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(k) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2011, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$4,707	$(4,707)
(b)	$(1,991)	1,991	—

(a)	Reclassifications are primarily due to book/tax differences in the treatment of distributions from real estate investment trusts.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and ClearBridge Advisers, LLC (“ClearBridge”) is the Portfolio’s subadviser. Western Asset Management Company (“Western Asset”) manages the Portfolio’s cash and short-term instruments. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Portfolio’s average daily net assets.

Legg Mason ClearBridge Variable Equity Income Builder Portfolio 2011 Annual Report	25

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio, except for the management of cash and short-term instruments, which is provided by Western Asset. For their services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Portfolio.

Effective May 1, 2011, as a result of expense limitation arrangements between the Portfolio and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I and Class II shares did not exceed 0.88% and 1.03%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

Prior to May 1, 2011, as a result of expense limitation arrangements between the Portfolio and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I and Class II shares did not exceed 1.00% and 1.25%, respectively.

The investment manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$127,761,523
Sales	147,459,618

At December 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$37,953,967
Gross unrealized depreciation	(6,456,079)
Net unrealized appreciation	$31,497,888

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

26	Legg Mason ClearBridge Variable Equity Income Builder Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

During the year ended December 31, 2011, the Portfolio did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Portfolio has adopted a Rule 12b-1 distribution plan and under that plan the Portfolio pays a distribution fee with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of the Class II shares. Service and distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2011, class specific expenses were as follows:

	Service and/or Distribution Fees†	Transfer Agent Fees
Class I	—	$8,323
Class II	$436,765	5,982
Total	$436,765	$14,305

†	During year ended December 30, 2011, LMIS waived a portion of its distribution fees equal to 0.10% of the average daily net assets of Class II shares of the Portfolio, resulting in a waiver of $174,706. The distribution plan fee waiver can be terminated at any time.

6. Distributions to shareholders by class

	Year Ended December 31, 2011	Year Ended December 31, 2010
Net Investment Income:
Class I	$3,473,677	$3,139,245
Class II	5,526,333	6,060,779
Total	$9,000,010	$9,200,024

7. Shares of beneficial interest

At December 31, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Class I
Shares sold	727,308	$7,480,902	342,923	$3,284,090
Shares issued on reinvestment	336,541	3,473,677	320,887	3,139,245
Shares repurchased	(3,350,755)	(34,440,134)	(1,634,945)	(15,378,052)
Shares issued with merger	3,897,616	42,494,250	—	—
Net increase (decrease)	1,610,710	$19,008,695	(971,135)	$(8,954,717)

Class II
Shares sold	2,268,734	$23,529,470	1,755,906	$16,677,550
Shares issued on reinvestment	534,047	5,526,333	617,221	6,060,779
Shares repurchased	(2,693,408)	(27,841,697)	(2,313,318)	(21,906,432)
Net increase	109,373	$1,214,106	59,809	$831,897

Legg Mason ClearBridge Variable Equity Income Builder Portfolio 2011 Annual Report	27

8. Transfer of net assets

At the close of business on April 29, 2011, the Portfolio acquired substantially all of the assets of Legg Mason ClearBridge Variable Dividend Strategy Portfolio (the “Acquired Portfolio”), pursuant to the Form of Agreement and Plan of Reorganization dated December 28, 2010. Total shares issued by the Portfolio and the total net assets of the Acquired Portfolio and the Portfolio on the date of the transfer were as follows:

Acquired Portfolio	Shares Issued by the Portfolio	Total Net Assets of the Acquired Portfolio	Total Net Assets of the Portfolio
Legg Mason ClearBridge Variable Dividend Strategy Portfolio	3,897,616	$42,494,250	$269,126,178

As part of the reorganization, for each share they held, shareholders of the Acquired Portfolio’s non-designated class of shares received 0.934667 shares of the Portfolio’s Class I shares.

The total net assets of the Acquired Portfolio before acquisition included unrealized appreciation of $8,192,002, accumulated net realized loss of $1,652,788 and overdistributed net investment income of $36,658. Total net assets of the Portfolio immediately after the transfer were $311,620,428. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Pro forma results of operations of the combined entity for the entire year ended December 31, 2011, as though the acquisition had occurred as of the beginning of the period (rather than on the actual acquisition date), are as follows:

Net investment income	$8,527,103
Net realized gain	18,876,562
Change in net unrealized appreciation (depreciation)	(5,826,640)
Increase in net assets from operations	$21,577,025

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Portfolio’s accompanying Statement of Operations since the close of business on April 29, 2011.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31 was as follows:

	2011	2010
Distributions Paid From:
Ordinary income	$9,000,010	$9,200,024

28	Legg Mason ClearBridge Variable Equity Income Builder Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$1,557,533
Capital loss carryforward*	(95,869,305)
Other book/tax temporary differences(a)	(321,621)
Unrealized appreciation (depreciation)(b)	31,496,353
Total accumulated earnings (losses) — net	$(63,137,040)

*	During the taxable year ended December 31, 2011, the Portfolio utilized $ 14,294,871 of its capital loss carryforward available from prior years. As of December 31, 2011, the Portfolio had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2016	$(23,401,952)
12/31/2017	(72,467,353)
$(95,869,305)

These amounts will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and book/tax differences in the treatment of certain securities.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Portfolio, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf

Legg Mason ClearBridge Variable Equity Income Builder Portfolio 2011 Annual Report	29

of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Portfolio was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. On June 9, 2011, the Court of Appeals issued a Summary Order affirming the District Court’s dismissal of all claims with the exception of Plaintiffs’ Section 36(b) claim as it relates to Transfer Agent fees paid to an affiliate of the Managers. The case has been remanded to the District Court for further proceedings in accordance with the Summary Order.

Plaintiffs agreed to dismiss the case, and a Stipulation of Dismissal with Prejudice was filed with the Court on October 20, 2011, terminating the litigation.

11. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Portfolio’s financial statements and related disclosures.

30	Legg Mason ClearBridge Variable Equity Income Builder Portfolio 2011 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Variable Equity Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason ClearBridge Variable Equity Income Builder Portfolio, a series of Legg Mason Partners Variable Equity Trust, including the schedule of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and broker or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason ClearBridge Variable Equity Income Builder Portfolio as of December 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 15, 2012

Legg Mason ClearBridge Variable Equity Income Builder Portfolio	31

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement of Legg Mason ClearBridge Variable Equity Income Builder Portfolio (the “Fund”), pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which ClearBridge Advisors, LLC (“ClearBridge”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with ClearBridge, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the

32	Legg Mason ClearBridge Variable Equity Income Builder Portfolio

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and ClearBridge’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all mixed-asset target allocation growth funds underlying variable insurance products (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three- and five-year periods ended June 30, 2011. The Fund performed better than the median for the one-year period, but below the median for the three- and five-year periods. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2011, which showed that the Fund’s performance was better than the Lipper category average during the third quarter. The Trustees noted that the Fund had changed its portfolio management team in

Legg Mason ClearBridge Variable Equity Income Builder Portfolio	33

August 2009 and its investment objective, investment policies and investment strategies in November 2009. The Trustees noted that much of the long-term performance data was for periods during which the Fund followed a different investment strategy and had a different portfolio management team. The Trustees also noted that the Manager and ClearBridge were committed to providing the resources necessary to assist the Fund’s portfolio managers and continue to improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s performance and management’s efforts to continue to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager and ClearBridge charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of 12 mixed-asset target allocation growth funds underlying variable insurance products selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all mixed-asset target allocation growth funds underlying variable insurance products (the

34	Legg Mason ClearBridge Variable Equity Income Builder Portfolio

Board approval of management and subadvisory agreements (unaudited) (cont’d)

“Expense Universe”). This information showed that the Fund’s Contractual Management Fee was higher than the median of management fees paid by the funds in the Expense Group and higher than the average management fee paid by the other funds in the Expense Universe, and that the Fund’s total expense ratio was at the median of the total expense ratios of the funds in the Expense Group and higher than the average total expense ratio of the funds in the Expense Universe. The Trustees noted that the Manager’s fee waiver and/or expense reimbursement arrangement would continue until December 31, 2012.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

Legg Mason ClearBridge Variable Equity Income Builder Portfolio	35

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

36	Legg Mason ClearBridge Variable Equity Income Builder Portfolio

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason ClearBridge Variable Equity Income Builder Portfolio (the “Portfolio”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Portfolio is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Portfolio at 1-877-721-1926.

Independent Trustees†:
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Legg Mason ClearBridge Variable Equity Income Builder Portfolio	37

Independent Trustees cont’d
Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

38	Legg Mason ClearBridge Variable Equity Income Builder Portfolio

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)
Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)
Jerry A. Viscione
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Legg Mason ClearBridge Variable Equity Income Builder Portfolio	39

Interested Trustee and Officer:
R. Jay Gerken[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 161 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)
Number of funds in fund complex overseen by Trustee	161
Other board memberships held by Trustee during past five years	None
Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

40	Legg Mason ClearBridge Variable Equity Income Builder Portfolio

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM (since 2002)
Richard F. Sennett Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Legg Mason ClearBridge Variable Equity Income Builder Portfolio	41

Additional Officers cont’d
Albert Laskaj Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2007); formerly, Accounting Manager of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Portfolio within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Portfolio, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

42	Legg Mason ClearBridge Variable Equity Income Builder Portfolio

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2011:

Record date:	6/7/2011	12/20/2011
Payable date:	6/8/2011	12/21/2011
Dividends qualifying for the dividends
received deduction for corporations	85.75%	89.02%

Please retain this information for your records.

Legg Mason ClearBridge

Variable Equity Income Builder Portfolio

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken

Chairman

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Advisors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason ClearBridge Variable Equity Income Builder Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland statutory trust.

Legg Mason ClearBridge Variable Equity Income Builder Portfolio

Legg Mason Funds

55 Water Street

New York, NY 10041

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Portfolio at 1-877-721-1926.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 1-877-721-1926. (2) on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason ClearBridge Variable Equity Income Builder Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain other closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010727 2/12 SR12-1566

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the previous fiscal years ending December 31, 2010 and December 31, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $301,400 in December 31, 2010 and $330,000 in December 31, 2011.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2010 and $0 in December 31, 2011.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $57,600 in December 31, 2010 and $61,000 in December 31, 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Variable Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2010 and December 31, 2011; Tax Fees were 100% and 100% for December 31, 2010 and December 31, 2011; and Other Fees were 100% and 100% for December 31, 2010 and December 31, 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Equity Trust during the reporting period were $0 in 2011.

(h) Yes. Legg Mason Partners Variable Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Equity Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Equity Trust

Date:	February 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Equity Trust

Date:	February 24, 2012

By:	/S/ RICHARD F. SENNETT
(Richard F. Sennett)
Principal Financial Officer of
Legg Mason Partners Variable Equity Trust

Date:	February 24, 2012